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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Integrated Information Systems, Inc.:


We consent to the use of our reports incorporated by reference herein and in the registration statement on Form S-8.


/s/ KPMG

Phoenix, Arizona
March 20, 2000